UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/03/2009

NCI, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-51579

Delaware	20-3211574
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

11730 Plaza America Drive, Reston, VA, 20190
(Address of principal executive offices, including zip code)

703-707-6813
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

Item 7.01.    Regulation FD Disclosure

On Noverber 3, 2009, NCI, Inc. announced its financial results for the third quarter of 2009 and earnings guidance for the fourth quarter and full year 2009. A copy of the Noverber 3, 2009, press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, INC.

Date: November 03, 2009	By:	/s/ Judith L. Bjornaas
Judith L. Bjornaas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	NCI, Inc. Press Release dated November 3, 2009, announcing financial results for the third quarter ended September 30, 2009.